EXHIBIT 99.1

PROSPECTUS



                  [B2B INTERNET HOLDRS(SM) TRUST LOGO OMITTED]

                        1,000,000,000 Depositary Receipts
                           B2B Internet HOLDRS(SM) Trust

         The B2B Internet HOLDRS(SM) Trust issues Depositary Receipts called B2B Internet HOLDRS(SM) representing your undivided beneficial ownership in the U.S.-traded common stock of a group of specified business to business, or B2B, Internet companies whose products and services are developed for and marketed to companies who conduct business and electronic commerce on the Internet with other companies. The Bank of New York is the trustee. You only may acquire, hold or transfer B2B Internet HOLDRS in a round-lot amount of 100 B2B Internet HOLDRS or round-lot multiples. B2B Internet HOLDRS are separate from the underlying deposited common stocks that are represented by the B2B Internet HOLDRS. For a list of the names and the number of shares of the companies that make up a B2B Internet HOLDR, see "Highlights of B2B Internet HOLDRS--The B2B Internet HOLDRS" starting on page 11. The B2B Internet HOLDRS trust will issue B2B Internet HOLDRS on a continuous basis.

         Investing in B2B Internet HOLDRS involves significant risks. See "Risk Factors" starting on page 4.

         B2B Internet HOLDRS are neither interests in nor obligations of Merrill Lynch, Pierce, Fenner & Smith Incorporated. B2B Internet HOLDRS are not interests in The Bank of New York, as trustee. Please see "Description of the Depositary Trust Agreement" in this prospectus for a more complete description of the duties and responsibilities of the trustee, including the obligation of the trustee to act without negligence or bad faith.

         The B2B Internet HOLDRS are listed on the American Stock Exchange under the symbol "BHH". On October 20, 2004 the last reported sale price of the B2B Internet HOLDRS on the American Stock Exchange was $2.41.

                                 ---------------

         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                 ---------------

                The date of this prospectus is October 25, 2004.

"HOLDRS" and "HOLding Company Depositary ReceiptS" are service marks of Merrill Lynch & Co., Inc.


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                                TABLE OF CONTENTS




                                                                            Page
                                                                            ----

Summary........................................................................3
Risk Factors...................................................................4
Highlights of B2B Internet HOLDRS.............................................11
The Trust.....................................................................19
Description of B2B Internet HOLDRS............................................19
Description of the Underlying Securities......................................20
Description of the Depositary Trust Agreement.................................22
United States Federal Income Tax Consequences.................................26
ERISA Considerations..........................................................30
Plan of Distribution..........................................................30
Legal Matters.................................................................31
Where You Can Find More Information...........................................31


                                 ---------------

         This prospectus contains information you should consider when making your investment decision. With respect to information about B2B Internet HOLDRS, you should rely only on the information contained in this prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell B2B Internet HOLDRS in any jurisdiction where the offer or sale is not permitted.

         The B2B Internet HOLDRS are not registered for public sale outside of the United States. Non-U.S. receipt holders should refer to "United States Federal Income Tax Consequences--Non-U.S. receipt holders" and we recommend that non-U.S. receipt holders consult their tax advisors regarding U.S. withholding and other taxes which may apply to ownership of the B2B Internet HOLDRS or of the underlying securities through an investment in the B2B Internet HOLDRS.


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                                     SUMMARY

         The B2B Internet HOLDRS trust was formed under the depositary trust agreement, dated as of February 18, 2000 among The Bank of New York, as trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, other depositors and the owners of the B2B Internet HOLDRS, and was amended on November 22, 2000. The trust is not a registered investment company under the Investment Company Act of 1940.

         The trust currently holds shares of common stock issued by a group of specified companies that were, at the time of the initial offering, generally considered to be involved in various aspects of the B2B segment of the Internet industry. The B2B, or business to business, segment of the Internet industry, consists of Internet companies whose products and services are developed for and marketed to companies who conduct business and electronic commerce on the Internet with other companies. The number of shares of each company's common stock currently held by the trust with respect to each round-lot of B2B Internet HOLDRS is specified under "Highlights of B2B Internet HOLDRS--The B2B Internet HOLDRS." This group of common stocks, and the securities of any company that may be added to the B2B Internet HOLDRS, are collectively referred to in this prospectus as the underlying securities. There are currently 9 companies included in the B2B Internet HOLDRS, which may change as a result of reconstitution events, distributions of securities by underlying issuers or other events. The B2B Internet HOLDRS are separate from the underlying securities that are represented by the B2B Internet HOLDRS. On October 20, 2004 there were 11,187,400 B2B Internet HOLDRS outstanding.


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                                  RISK FACTORS

         An investment in B2B Internet HOLDRS involves risks similar to investing directly in each of the underlying securities outside of the B2B Internet HOLDRS, including the risks associated with a concentrated investment in the B2B Internet companies.

General Risk Factors

         o Loss of investment. Because the value of B2B Internet HOLDRS directly relates to the value of the underlying securities, you may lose a substantial portion of your investment in the B2B Internet HOLDRS if the underlying securities decline in value.

         o Discount trading price. B2B Internet HOLDRS may trade at a discount to the aggregate value of the underlying securities.

         o Ownership of only fractional shares in the underlying securities. As a result of distributions of securities by companies included in the B2B Internet HOLDRS or other corporate events, such as mergers, a B2B Internet HOLDR may represent an interest in a fractional share of an underlying security. You will only be entitled to voting, distribution and other beneficial ownership rights in the underlying securities in which you own only fractional shares to the extent that the depositary aggregates your fractional shares with the other shares of such underlying securities and passes on beneficial ownership rights, including distribution and voting rights, to you based on your proportional, fractional shares in the underlying securities. In addition, if you surrender your B2B Internet HOLDRS to receive the underlying securities you will receive cash in lieu of your fractional shares. You will not be entitled to any securities if your interest in an underlying security is only a fraction of a share.

         o Not necessarily representative of the B2B segment of the Internet industry. At the time of the initial offering, the companies included in the B2B Internet HOLDRs were generally considered to be involved in various aspects of the B2B segment of the Internet industry, however, the market price of the underlying securities and the B2B Internet HOLDRS may not necessarily follow the price movements of the entire B2B segment. If the underlying securities decline in value, your investment in the B2B Internet HOLDRS will decline in value, even if common stock prices of companies in the B2B segment generally increase in value. In addition, since the time of the initial offering, the companies included in the B2B Internet HOLDRS may not be involved in the B2B segment of the Internet industry. In this case, the B2B Internet HOLDRS may not consist of securities issued only by companies involved in the B2B segment of the Internet industry.

         o Not necessarily comprised of solely B2B Internet companies. As a result of distributions of securities by companies included in the B2B Internet HOLDRS or other corporate events, such as mergers, securities of companies that are not currently included in the B2B Internet HOLDRS and that are not involved in the B2B segment of the Internet industry may be included in the B2B Internet HOLDRS. The securities of a new company will only be distributed from the B2B Internet HOLDRS if the securities have a different Standard & Poor's Corporation sector classification than any of the underlying issuers included in the B2B Internet HOLDRS at the time of the distribution or the corporate event or if the securities are not listed for trading on a U.S. national securities exchange or through Nasdaq National Market System. As of January 2, 2002, Standard & Poor's Corporation sector classifications are based upon the Standard & Poor's Global Industry Classification Standard ("GICS") sectors. As there are only 10 broadly defined GICS sectors, the use of GICS sectors to determine whether a new company will be included in the B2B Internet HOLDRS provides no assurance that each new company included in the B2B Internet HOLDRS will be involved in the B2B Internet industry. Currently, the underlying securities included in the B2B Internet HOLDRS are represented in the Information Technology GICS sector. As each Standard & Poor's GICS sector is defined so broadly, the securities of a new company could have the same GICS sector classification as a company currently included in the B2B Internet HOLDRS, and yet not be involved in the B2B Internet industry. In addition, the GICS sector classifications of securities included in the B2B Internet


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              HOLDRS may change over time if the companies that issued these securities change their focus of operations or if Standard & Poor's alters the criteria it uses to determine GICS sectors, or both. Therefore, additional GICS sectors may be represented in the B2B Internet HOLDRS, which may also result in the inclusion in the B2B Internet HOLDRS of the securities of a new company that is not involved in the B2B segment of the Internet industry.

         o No investigation of underlying securities. The underlying securities initially included in the B2B Internet HOLDRS were selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated based on the market capitalization of the issuers and the market liquidity of common stocks in the B2B segment of the Internet industry, without regard for the value, price performance, volatility or investment merit of the underlying securities. Consequently, the B2B Internet HOLDRS trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and each of their respective affiliates, have not performed any investigation or review of the selected companies, including the public filings by the companies. Investors and market participants should not conclude that the inclusion of a company is any form of investment recommendation by the trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, or their respective affiliates.

         o Loss of diversification. As a result of industry developments, reorganizations or market fluctuations affecting issuers of the underlying securities, B2B Internet HOLDRS may not necessarily be a diversified investment in the B2B segment of the Internet industry. In addition, reconstitution events, a distribution of securities by an underlying issuer or other events, which may result in the distribution of securities from, or the inclusion of additional securities in, the B2B Internet HOLDRS, may also reduce diversification. B2B Internet HOLDRS may represent a concentrated investment in one or more of the underlying securities which would reduce investment diversification and increase your exposure to the risks of concentrated investments.

         o Conflicting investment choices. In order to sell one or more of the underlying securities individually, participate in any form of stock repurchase program by an issuer of an underlying security or participate in a tender offer relating to one or more of the underlying securities, you will be required to cancel your B2B Internet HOLDRS and receive delivery of each of the underlying securities. The cancellation of your B2B Internet HOLDRS will allow you to sell individual underlying securities or to deliver individual underlying securities in a tender offer or any form of stock repurchase program. The cancellation of B2B Internet HOLDRS will involve payment of a cancellation fee to the trustee.

         o Trading halts. Trading in B2B Internet HOLDRS on the American Stock Exchange may be halted if trading in one or more of the underlying securities is halted. Trading in B2B Internet HOLDRS may be halted even if trading continues in some or all of the underlying securities. If trading is halted in B2B Internet HOLDRS, you will not be able to trade B2B Internet HOLDRS and you will only be able to trade the underlying securities if you cancel your B2B Internet HOLDRS and receive each of the underlying securities.

         o Delisting from the American Stock Exchange. If the number of companies whose securities are held in the trust falls below nine, the American Stock Exchange may consider delisting the B2B Internet HOLDRS. If the B2B Internet HOLDRS are delisted by the American Stock Exchange, a termination event will result unless the B2B Internet HOLDRS are listed for trading on another U.S. national securities exchange or through the Nasdaq National Market System within five business days from the date the B2B Internet HOLDRS are delisted. There are currently 9 companies whose securities are included in the B2B Internet HOLDRS.

         o Possible conflicts of interest. Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, selected the underlying securities that were originally included in the B2B Internet HOLDRS and may face possible conflicts of interest as Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates may provide investment banking or other services for issuers of the underlying securities in connection with its business.


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         o    Delays in distributions. The depositary trust agreement provides that the trustee will use its reasonable efforts to distribute any cash or other distributions paid in respect of the underlying securities to you as soon as practicable after receipt of such distribution. However, you may receive such cash or other distributions later than you would if you owned the underlying securities outside of the B2B Internet HOLDRS. In addition, you will not be entitled to any interest on any distribution by reason of any delay in distribution by the depositary.

Risk Factors Specific to the B2B Segment of the Internet Industry

         o The stock prices of companies involved in the B2B segment of the Internet industry have been and will likely continue to be extremely volatile, which will directly affect the price volatility of the B2B Internet HOLDRS, and you could lose a substantial part of your investment. The trading prices of the stocks of B2B Internet companies have been extremely volatile. These stock prices could be subject to wide fluctuations in response to a variety of factors, including the following:

              o    general market fluctuations;

              o actual or anticipated variations in companies' quarterly operating results;

              o announcements of technological innovations by competitors of the companies included in the B2B Internet HOLDRS;

              o    changes in financial estimates by securities analysts;

              o    changes in the market valuations of B2B Internet companies;

              o legal or regulatory developments affecting companies included in the B2B Internet HOLDRS or in the B2B segment of the Internet industry;

              o announcements by B2B Internet companies or their competitors of significant acquisitions, strategic partnerships, joint ventures or capital commitments;

              o    additions or departures of key personnel;

              o sales of B2B Internet companies' common stock or other securities in the open market; and

              o    difficulty in obtaining additional financing.

              In addition, the trading prices of B2B Internet stocks in general have experienced extreme price and volume fluctuations in recent months. These fluctuations often have been unrelated or disproportionate to the operating performance of these companies. The valuations of many B2B Internet stocks are high when measured by conventional valuation standards such as price to earnings and price to sales ratios. Some of the companies do not or in the future might not have earnings. As a result, these trading prices may decline substantially and valuations may not be sustained. Any negative change in the public's perception of the prospects of B2B Internet companies, generally, could depress the stock prices of a B2B Internet company regardless of B2B Internet companies' results. Other broad market and industry factors may decrease the stock price of B2B Internet stocks, regardless of their operating results. Market fluctuations, as well as general political and economic conditions such as recession, war or interest rate or currency rate fluctuations, also may decrease the market price of B2B Internet stocks.

              As a result of fluctuations in the trading prices of the companies included in the B2B Internet HOLDRS, the trading price of B2B Internet HOLDRS has fluctuated significantly. The initial offering price of a B2B Internet HOLDR, on February 23, 2000, was $95.09 and during 2003 the price of a B2B Internet HOLDR reached a high of $3.06 and a low of $1.97.


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         o    If Internet use fails to grow and be accepted as a medium for online commerce, demand for the products and services of B2B Internet companies will decline. Future revenues and any future profits of B2B Internet companies substantially depend upon the widespread acceptance and use of the Internet and other online services by businesses for communication and commerce. Rapid growth in the use of and interest in the Internet and other online services is a relatively recent phenomenon. Demand and market acceptance for recently introduced services and products over the Internet are subject to a high level of uncertainty and few proven services and products exist. There is no assurance that acceptance and use will continue to develop or that a sufficiently broad base of businesses will adopt, and continue to use, the Internet and other online services as a medium of communication and commerce. For many B2B Internet companies to continue as ongoing concerns, both their customers and business and consumer end-users, generally, must accept and use new ways of conducting business over the Internet.

         o B2B Internet companies must keep pace with rapid technological change to remain competitive. The Internet market is characterized by rapidly changing technology, evolving industry standards and practices, frequent new product and service introductions and enhancements, and changing customer demands. These market characteristics are heightened by the emerging nature of the Internet and the apparent need of companies from a multitude of industries to offer Web-based products and services. Internet companies' success therefore will depend on their ability to adapt to rapidly changing technologies, to adapt their services to evolving industry standards and to continually improve the performance, features and reliability of their service. Failure to adapt to such changes would harm their business. In addition, the widespread adoption of new Internet, networking or telecommunications technologies or other technological changes could require substantial expenditures to modify or adapt their services or infrastructure. The electronic commerce market is new, rapidly evolving and intensely competitive, which competition is expected to intensify in the future. Barriers to entry are minimal, and current and new competitors can launch new sites and services at a relatively low cost.

         o The B2B segment of the Internet industry is extremely competitive which could adversely affect the business, results of operations and financial condition of many B2B Internet companies. The B2B segment of the Internet industry is extremely competitive. The businesses of some of the companies included in the B2B Internet HOLDRS have relatively low barriers to entry, and as a result competition from other established and emerging companies may develop in the future. In addition, current customers and partners of B2B Internet companies may, in the future, become competitors. Increased competition may result in price reductions, reduced margins or loss of market share, any of which could harm the business, operating results or financial condition of B2B Internet companies.

         o Failure to integrate acquisitions could disrupt operations and prevent the realization of intended benefits. Many B2B Internet companies are active acquirors of other companies as part of their business plans. There can be no assurance that B2B Internet companies will be able to integrate these acquired companies, which may result in failure to realize expected cost savings, increases in revenue or other projected benefits from such integration. There can be no assurance that B2B Internet companies will be able to attract and retain qualified personnel from acquired businesses or be successful in integrating such personnel. Further, since some B2B Internet companies have limited experience in acquiring businesses, they may be unable to complete acquisitions on favorable terms. B2B Internet companies may suffer material adverse short and long-term effects on operating results and financial condition as a result of such acquisitions.

         o Some companies included in the B2B Internet HOLDRS derive significant revenue from only a few customers and a failure to retain these customers or add new customers could affect the business of these companies. Sales to a small number of customers generate a disproportionate amount of the revenue for some companies included in the B2B Internet HOLDRS. If any of these significant customers were to go out of business or reduce their purchases, the revenues of these companies would be substantially affected. Some of the companies included in the B2B Internet HOLDRS do not have long-term contracts with customers and therefore cannot be sure that these customers will continue to


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              purchase products at current levels and, as a result, a customer that generates substantial revenue in a particular period may not be a source of revenue in subsequent periods.

         o System failures, interruptions or shutdowns may cause loss of customers. The success of many B2B Internet companies depends upon the ability to conduct business on the Internet. The recent and rapid growth in Internet traffic has caused frequent periods of decreased performance and if Internet usage continues to grow as anticipated, the infrastructure may not be able to support the level of usage and its performance and reliability may decline. If outages or delays on the Internet increase, overall Internet usage, including usage by customers of B2B Internet companies, could grow more slowly or decline. Many B2B Internet companies also face risks resulting from the potential failure of their communications and computer systems. Due to capacity limits on technology, transaction processing systems and network hardware and software, some B2B Internet companies will be required to expand and upgrade their systems and technology. It may be difficult for these companies to project the increased usage and upgrade systems in a timely manner. Any prolonged failure, interruption, or period of decreased performance could seriously damage the reputation of these B2B Internet companies and result in a loss of customers and negatively affect results of operations.

         o New laws and regulations with respect to the Internet could impede its commercial development and adversely affect the business of many B2B Internet companies. Due to the increasing popularity and use of the Internet and other online services, it is possible that a number of laws and regulations may be adopted with respect to the Internet or other online services covering issues such as user privacy, pricing, content, copyrights, distribution and characteristics and quality of products and services. Furthermore, the growth and development of the market for online interaction and commerce may prompt calls for more stringent consumer protection laws that may impose additional burdens on companies conducting business online. The adoption of any additional laws or regulations may impede the growth of the Internet or other online services which could have a material adverse effect on the business, result of operations and financial condition B2B Internet companies.

         o If B2B Internet companies fail to increase market awareness of their brands they will lose revenue opportunities and their sales will suffer. Failure of many B2B Internet companies to promote their respective brand names or the incurrence of significant expenses promoting and maintaining brand names could have a material adverse effect on the business, results of operations and financial condition of many B2B Internet companies. Due in part to the emerging nature of the market for Internet management solutions offered by B2B Internet companies, there may be a time-limited opportunity to achieve and maintain a significant market share. Therefore, market awareness of the brand names of many of these companies is critical to achieving widespread acceptance of their products and services. There can be no assurance that B2B Internet companies will be successful in increasing market awareness of their brands.

         o The ability of many B2B Internet companies to offer their products and services depends on their ability to manage rapid growth, which if inefficiently managed could adversely affect their revenues. Many B2B Internet companies are, or plan to, rapidly expand their operations. Success of the marketing strategies of many of these companies will place extraordinary demands on their network infrastructure and technical support. This expansion has placed and will continue to place a significant strain on the management, financial controls, operations systems, personnel and other resources of many B2B Internet companies. There can be no assurance that these companies will complete the necessary improvements to their systems, procedures and controls necessary to support their future operations in a timely manner or that management will be able to hire, train, retain and manage required personnel to manage such rapid growth.

         o Inability to adequately protect proprietary rights may harm the competitive positions of many B2B Internet companies. Many B2B Internet companies rely on a combination of copyrights, trademarks, service marks and trade secret laws and contractual restrictions to establish and protect proprietary rights in their products and services. There can be no assurance that these companies will be able to protect their intellectual property if they are unable to enforce their rights or if they do not detect unauthorized use of their intellectual property. Furthermore, any steps taken to protect intellectual


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              property may be inadequate, time consuming and expensive. In addition, B2B Internet companies may be subject to claims that their products and services infringe the intellectual property rights of others. Any claim, whether meritorious or not, could be time consuming, result in costly litigation, delay product or service introduction or require B2B Internet companies to enter into royalty or licensing agreements. Legal standards relating to the validity, enforceability and scope of protection of intellectual property rights in Internet-related industries are uncertain and still evolving, and the future viability or value of any of the intellectual property rights of B2B Internet companies is uncertain.

         o Many B2B Internet companies could fail to develop strategies which generate additional revenues for their products and services outside United States, which could result in slower revenue growth and losses. Many B2B Internet companies believe that they must expand their international sales activities to be successful as usage of the Internet increases globally. The expansion to international markets will require significant management attention and financial resources to develop and expand international sales and marketing activities. However, there cannot be any assurance that B2B Internet companies who invest in establishing facilities in other countries will produce anticipated revenues because many B2B Internet Companies have limited experience developing localized versions of their products and services and marketing products and services internationally.

         o Many B2B Internet companies depend on one or only a few product offerings and related services to generate revenues. The reliance of many B2B Internet companies on the revenues from one or a few products and related services subject these companies to material harm should the price or demand for their products decline. In addition, many B2B Internet companies rely on only a few customers for a significant portion of their revenues and loss of one or more of these customers or failure of these products to achieve broad market acceptance could result in significant losses for many B2B companies.

         o Many B2B Internet companies could be subject to potential product liability claims and third party liability claims related to their products and services. The customers of B2B Internet companies use these companies' products and services to manage their operating resources. Any errors, defects or other performance problems could result in financial or other damages to these customers. A product liability claim brought against a B2B Internet company, even if not successful, would likely be time consuming and costly and could seriously harm its business, including negative publicity.

         o Many companies included in the B2B Internet HOLDRS have a limited operating history which makes financial forecasting difficult. Many companies included in the B2B Internet HOLDRS are not able to forecast operating expenses based on their historical results. Accordingly, they base their forecast for expenses in part on future revenue projections. Most expenses are fixed in the short term and it may not be possible to quickly reduce spending if revenues are lower than projected. A B2B Internet company's ability to forecast accurately its quarterly revenue is limited because its products have a long sales cycle that makes it difficult to predict the quarter in which it can recognize revenue, and because of the variability of client demand for its professional services. The business, operating results and financial condition of B2B Internet companies may be materially adversely affected if their revenues do not meet their projections.

         o Many B2B Internet companies are dependent on their ability to continue to attract, integrate and retain highly skilled technical and managerial personnel to develop and operate their businesses. The success of many B2B Internet companies is highly dependent on the experience, abilities and continued services of key executive officers and key technical personnel. If these companies lose the services of any of these key officers or key technical personnel, their future success could be undermined. Competition for such personnel and relationships is intense. There is no certainty that any of these B2B Internet companies will be able to continue to attract and retain qualified personnel.

         o Many B2B Internet companies have a history of incurring losses which may make it difficult for these companies to fund their future operations. Many B2B Internet companies have incurred significant Losses since their inception and some anticipate incurring losses in the future. Many of these B2B Internet companies will continue to incur losses as additional costs are incurred to develop new


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              technology, products and services, expand marketing and sales operations in existing and new markets and develop administrative facilities. If B2B Internet companies do not achieve and sustain profitability, their ability to respond effectively to market conditions, to make capital expenditures and to take advantage of business opportunities could be negatively affected.

         o Companies whose securities are included in the B2B Internet HOLDRS may need additional financing, which may be difficult to obtain. Failure to obtain necessary financing or doing so on unattractive terms could adversely affect development and marketing efforts and other operations of companies whose securities are included in the B2B Internet HOLDRS. Companies whose securities are included in the B2B Internet HOLDRS may need to raise additional capital in order to fund the continued development and marketing of their products or to fund strategic acquisitions or investments. Their ability to obtain additional financing will depend on a number of factors, including market conditions, operating performance and investor interest. These factors may make the timing, amount, terms and conditions of any financing unattractive. If adequate funds are not available or are not available on acceptable terms, companies whose securities are included in the B2B Internet HOLDRS may have to forego strategic acquisitions or investments, reduce or defer their development activities, delay their introduction of new products and services, or, in certain circumstances, suspend or terminate their operations. Any of these actions may reduce the market price of stocks in the B2B segment of the Internet industry.

                        HIGHLIGHTS OF B2B INTERNET HOLDRS

         This discussion highlights information regarding B2B Internet HOLDRS. We present certain information more fully in the rest of this prospectus. You should read the entire prospectus carefully before you purchase B2B Internet HOLDRS.

Issuer..................................... B2B Internet HOLDRS Trust.





The trust.................................. The B2B Internet HOLDRS Trust was
                                            formed under the depositary trust
                                            agreement, dated as of February 18,
                                            2000 among The Bank of New York, as
                                            trustee, Merrill Lynch, Pierce,
                                            Fenner & Smith Incorporated, other
                                            depositors and the owners of the B2B
                                            Internet HOLDRS and was amended on
                                            November 22, 2000. The trust is not
                                            a registered investment company
                                            under the Investment Company Act of
                                            1940.

Initial depositor.......................... Merrill Lynch, Pierce, Fenner &
                                            Smith Incorporated.

Trustee.................................... The Bank of New York, a New York
                                            state-chartered banking
                                            organization, is the trustee and
                                            receives compensation as set forth
                                            in the depositary trust agreement.
                                            The trustee is responsible for
                                            receiving deposits of underlying
                                            securities and delivering B2B
                                            Internet HOLDRS representing the
                                            underlying securities issued by the
                                            trust. The trustee holds the
                                            underlying securities on behalf of
                                            the holders of B2B Internet HOLDRS.

Purpose of B2B Internet HOLDRS............. B2B Internet HOLDRS are designed to achieve the following:

                                            Diversification. B2B Internet HOLDRS
                                            are designed to allow you to
                                            diversify your investment in the B2B
                                            segment of the Internet industry
                                            through a single, exchange-listed
                                            instrument representing your
                                            undivided beneficial ownership of
                                            the underlying securities.

                                            Flexibility. The beneficial owners
                                            of B2B Internet HOLDRS have
                                            undivided beneficial ownership
                                            interests in each of the underlying
                                            securities represented by the B2B
                                            Internet HOLDRS, and can cancel
                                            their B2B Internet HOLDRS to receive
                                            each of the underlying securities
                                            represented by the B2B Internet
                                            HOLDRS.

                                            Transaction costs. The expenses
                                            associated with buying and selling
                                            B2B Internet HOLDRS in the secondary
                                            market are expected to be less than
                                            separately buying and selling each
                                            of the underlying securities in a
                                            traditional brokerage account with
                                            transaction-based charges.

Trust assets............................... The trust holds shares of common stock issued by specified companies
                                            that, when initially selected, were
                                            involved in the B2B segment of the
                                            Internet industry. Except when a
                                            reconstitution event, distribution
                                            of securities by an underlying
                                            issuer or other event occurs, the
                                            group of companies will not change.
                                            Reconstitution events are described
                                            in this prospectus under the heading
                                            "Description of the Depositary Trust
                                            Agreement--Distributions" and
                                            "--Reconstitution Events." There are
                                            currently 9 companies included in
                                            the B2B Internet HOLDRS.

                                            The trust's assets may increase or
                                            decrease as a result of in-kind
                                            deposits and withdrawals of the
                                            underlying securities during the
                                            life of the trust.

The B2B Internet HOLDRS.................... The trust has issued, and may continue to issue, B2B Internet
                                            HOLDRS that represent an undivided
                                            beneficial ownership interest in the
                                            shares of common stock that are held
                                            by the trust on your behalf. The B2B
                                            Internet HOLDRS are separate from
                                            the underlying securities that are
                                            represented by B2B Internet HOLDRS.

                                            The following chart provides the

                                            o  names of the 9 issuers of the
                                               underlying securities currently
                                               represented by a B2B Internet
                                               HOLDRS,

                                            o  stock ticker symbols,

                                            o  share amounts currently
                                               represented by a round-lot of 100
                                               B2B Internet HOLDRS, and

                                            o  principal U.S market on which the
                                               shares of common stock of the
                                               selected companies are traded.


                                                                       Primary
                             Name of                         Share     Trading
                             Company            Ticker      Amounts    Market
          -----------------------------------  --------    ---------  ----------
          Agile Software Corporation             AGIL         4        NASDAQ
          Ariba, Inc.                            ARBA      3.4583      NASDAQ
          CheckFree Corporation                  CKFR         4        NASDAQ
          Commerce One, Inc.                     CMRC        1.2       NASDAQ
          Internet Capital Group, Inc.           ICGE       0.75       NASDAQ
          Pegasus Solutions, Inc.                PEGS         2        NASDAQ
          QRS Corporation                        QRSI         1        NASDAQ
          Retek, Inc.                            RETK         3        NASDAQ
          VerticalNet, Inc.                      VERT        0.6       NASDAQ

                                            The companies whose securities were
                                            included in the B2B Internet HOLDRS
                                            at the time B2B Internet HOLDRS were
                                            originally issued were generally
                                            considered to be among the 20
                                            largest and most liquid companies
                                            involved in the B2B segment of the
                                            Internet industry, as measured by
                                            market capitalization and trading
                                            volume on February 22, 2000. The
                                            market capitalization of a company
                                            is determined by multiplying the
                                            market price of its common stock by
                                            the number of its outstanding common
                                            stock.

                                            The trust only will issue and
                                            cancel, and you only may obtain,
                                            hold, trade or surrender, B2B
                                            Internet HOLDRS in a round-lot of
                                            100 B2B Internet HOLDRS and
                                            round-lot multiples. The trust will
                                            only issue B2B Internet HOLDRS upon
                                            the deposit of the whole shares
                                            represented by a round-lot of 100
                                            B2B Internet HOLDRS. In the event
                                            that a fractional share comes to be
                                            represented by a round-lot
                                            of B2B Internet HOLDRS, the trust
                                            may require a minimum of more than
                                            one round-lot of 100 B2B Internet
                                            HOLDRS for an issuance so that the
                                            trust will always receive whole
                                            share amounts for issuance of B2B
                                            Internet HOLDRS.

                                            The number of outstanding B2B
                                            Internet HOLDRS will increase and
                                            decrease as a result of in-kind
                                            deposits and withdrawals of the
                                            underlying securities. The trust
                                            will stand ready to issue additional
                                            B2B Internet HOLDRS on a continuous
                                            basis when an investor deposits the
                                            required shares of common stock with
                                            the trustee.

Purchases.................................. You may acquire B2B Internet HOLDRS in two ways:

                                            o  through an in-kind deposit of the
                                               required number of shares of
                                               common stock of the underlying
                                               issuers with the trustee, or

                                            o  through a cash purchase in the
                                               secondary trading market.

Issuance and cancellation fees............. If you wish to create B2B Internet
                                            HOLDRS by delivering to the trust
                                            the requisite shares of common stock
                                            represented by a round-lot of 100
                                            B2B Internet HOLDRS, The Bank of New
                                            York as trustee will charge you an
                                            issuance fee of up to $10.00 for
                                            each round-lot of 100 B2B Internet
                                            HOLDRS. If you wish to cancel your
                                            B2B Internet HOLDRS and withdraw
                                            your underlying securities, The Bank
                                            of New York as trustee will charge
                                            you a cancellation fee of up to
                                            $10.00 for each round-lot of 100 B2B
                                            Internet HOLDRS.

Commissions................................ If you choose to deposit underlying securities in order to receive B2B
                                            Internet HOLDRS, you will be
                                            responsible for paying any sales
                                            commission associated with your
                                            purchase of the underlying
                                            securities that is charged by your
                                            broker in addition to the issuance
                                            fee charged by the trustee described
                                            above.

Custody fees............................... The Bank of New York, as trustee and as custodian, will charge you a
                                            quarterly custody fee of $2.00 for
                                            each round-lot of 100 B2B Internet
                                            HOLDRS, to be deducted from any cash
                                            dividend or other cash distributions
                                            on underlying securities received by
                                            the trust. With respect to the
                                            aggregate custody fee payable in any
                                            calendar year for each B2B Internet
                                            HOLDR, the trustee will waive that
                                            portion of the fee which exceeds the
                                            total cash dividends and other cash
                                            distributions received, or to be
                                            received, and payable with respect
                                            to such calendar year.

Rights relating to B2B
Internet HOLDRS............................ You have the right to withdraw the underlying securities upon request
                                            by delivering a round-lot or
                                            integral multiple of a round-lot of
                                            B2B Internet HOLDRS to the trustee,
                                            during the trustee's business hours,
                                            and paying the cancellation fees,
                                            taxes and other charges. You should
                                            receive the underlying securities no
                                            later than the business day after
                                            the trustee receives a proper notice
                                            of cancellation. The trustee will
                                            not deliver fractional shares of
                                            underlying securities. To the extent
                                            that any cancellation of B2B
                                            Internet HOLDRS would otherwise
                                            require the delivery of a fractional
                                            share, the trustee will sell the
                                            fractional share in the market and
                                            the trust, in turn, will deliver
                                            cash in lieu of such
                                            fractional share. Except with
                                            respect to the right to vote for
                                            dissolution of the trust, the B2B
                                            Internet HOLDRS themselves will not
                                            have voting rights.

Rights relating to the
underlying securities...................... B2B Internet HOLDRS represents your beneficial ownership of the
                                            underlying securities. Owners of B2B
                                            Internet HOLDRS have the same rights
                                            and privileges as if they owned the
                                            underlying securities beneficially
                                            outside of B2B Internet HOLDRS.
                                            These include the right to instruct
                                            the trustee to vote the underlying
                                            securities or you may attend
                                            shareholder meetings yourself, the
                                            right to receive any dividends and
                                            other distributions on the
                                            underlying securities that are
                                            declared and paid to the trustee by
                                            an issuer of an underlying security,
                                            the right to pledge B2B Internet
                                            HOLDRS and the right to surrender
                                            B2B Internet HOLDRS to receive the
                                            underlying securities. B2B Internet
                                            HOLDRS does not change your
                                            beneficial ownership in the
                                            underlying securities under United
                                            States federal securities laws,
                                            including sections 13(d) and 16(a)
                                            of the Securities Exchange Act of
                                            1934. As a result, you have the same
                                            obligations to file insider trading
                                            reports that you would have if you
                                            held the underlying securities
                                            outside of B2B Internet HOLDRS.
                                            However, due to the nature of B2B
                                            Internet HOLDRS, you will not be
                                            able to participate in any dividend
                                            reinvestment program of an issuer of
                                            underlying securities unless you
                                            cancel your B2B Internet HOLDRS (and
                                            pay the applicable fees) and receive
                                            all of the underlying securities.

                                            A holder of B2B Internet HOLDRS is
                                            not a registered owner of the
                                            underlying securities. In order to
                                            become a registered owner, a holder
                                            of B2B Internet HOLDRS would need to
                                            surrender their B2B Internet HOLDRS,
                                            pay the applicable fees and
                                            expenses, receive all of the
                                            underlying securities and follow the
                                            procedures established by the
                                            issuers of the underlying securities
                                            for registering their securities in
                                            the name of such holder.

                                            You retain the right to receive any
                                            reports and communications that the
                                            issuers of underlying securities are
                                            required to send to beneficial
                                            owners of their securities. As such,
                                            you will receive such reports and
                                            communications from the broker
                                            through which you hold your B2B
                                            Internet HOLDRS in the same manner
                                            as if you beneficially owned your
                                            underlying securities outside of B2B
                                            Internet HOLDRS in "street name"
                                            through a brokerage account. The
                                            trustee will not attempt to exercise
                                            the right to vote that attaches to,
                                            or give a proxy with respect to, the
                                            underlying securities other than in
                                            accordance with your instructions.

                                            The depositary trust agreement
                                            entitles you to receive, subject to
                                            certain limitations and net of any
                                            fees and expenses of the trustee,
                                            any distributions of cash (including
                                            dividends), securities or property
                                            made with respect to the underlying
                                            securities. However, any
                                            distribution of securities by an
                                            issuer of underlying securities will
                                            be deposited into the trust and will
                                            become part of the underlying
                                            securities unless the distributed
                                            securities are not listed for
                                            trading on a U.S. national
                                            securities exchange or through the
                                            Nasdaq National Market System or the
                                            distributed securities have a
                                            Standard & Poor's GICS sector
                                            classification that is different
                                            from
                                            the GICS sector classifications
                                            represented in the B2B Internet
                                            HOLDRS at the time of the
                                            distribution. In addition, if the
                                            issuer of underlying securities
                                            offers rights to acquire additional
                                            underlying securities or other
                                            securities, the rights may be
                                            distributed to you, may be disposed
                                            of for your benefit, or may lapse.

                                            There may be a delay between the
                                            time any cash or other distribution
                                            is received by the trustee with
                                            respect to the underlying securities
                                            and the time such cash or other
                                            distributions are distributed to
                                            you. In addition, you are not
                                            entitled to any interest on any
                                            distribution by reason of any delay
                                            in distribution by the trustee. If
                                            any tax or other governmental charge
                                            becomes due with respect to B2B
                                            Internet HOLDRS or any underlying
                                            securities, you will be responsible
                                            for paying that tax or governmental
                                            charge.

                                            If you wish to participate in a
                                            tender offer for any of the
                                            underlying securities, or any form
                                            of stock repurchase program by an
                                            issuer of an underlying security,
                                            you must surrender your B2B Internet
                                            HOLDRS (and pay the applicable fees
                                            and expenses) and receive all of
                                            your underlying securities in
                                            exchange for your B2B Internet
                                            HOLDRS. For specific information
                                            about obtaining your underlying
                                            securities, you should read the
                                            discussion under the caption
                                            "Description of the Depositary Trust
                                            Agreement--Withdrawal of underlying
                                            securities."

Ownership rights in fractional shares
   in the underlying securities............ As a result of distributions of securities by companies included in
                                            the B2B Internet HOLDRS or other
                                            corporate events, such as mergers, a
                                            B2B Internet HOLDR may represent an
                                            interest in a fractional share of an
                                            underlying security. You are
                                            entitled to receive distributions
                                            proportionate to your fractional
                                            shares.

                                            In addition, you are entitled to
                                            receive proxy materials and other
                                            shareholder communications and you
                                            are entitled to exercise voting
                                            rights proportionate to your
                                            fractional shares. The trustee will
                                            aggregate the votes of all of the
                                            share fractions represented by B2B
                                            Internet HOLDRS and will vote the
                                            largest possible number of whole
                                            shares. If, after aggregation, there
                                            is a fractional remainder, this
                                            fraction will be ignored, because
                                            the issuer will only recognize whole
                                            share votes. For example, if 100,001
                                            round-lots of 100 B2B Internet
                                            HOLDRS are outstanding and each
                                            round-lot of 100 B2B Internet HOLDRS
                                            represents 1.75 shares of an
                                            underlying security, there will be
                                            175,001.75 votes of the underlying
                                            security represented by B2B Internet
                                            HOLDRS. If holders of 50,000
                                            round-lots of 100 B2B Internet
                                            HOLDRS vote their underlying
                                            securities "yes" and holders of
                                            50,001 round-lots of 100 B2B
                                            Internet HOLDRS vote their
                                            underlying securities "no", there
                                            will be 87,500 affirmative votes and
                                            87,501.75 negative votes. The
                                            trustee will ignore the .75 negative
                                            votes and will deliver to the issuer
                                            87,500 affirmative votes and 87,501
                                            negative votes.

Reconstitution events...................... The depositary trust agreement provides for the automatic
                                            distribution of underlying
                                            securities from the B2B Internet
                                            HOLDRS to you in the following four
                                            circumstances:

                                            A. If an issuer of underlying
                                               securities no longer has a class
                                               of securities registered under
                                               section 9 of the Securities
                                               Exchange Act of 1934, then the
                                               trustee will distribute the
                                               shares of that company to the
                                               owners of the B2B Internet
                                               HOLDRS.

                                            B. If the SEC finds that an issuer
                                               of underlying securities should
                                               be registered as an investment
                                               company under the Investment
                                               Company Act of 1940, and the
                                               trustee has actual knowledge of
                                               the SEC finding, then its
                                               securities will no longer be an
                                               underlying security and the
                                               trustee will distribute the
                                               shares of that company to the
                                               owners of the B2B Internet
                                               HOLDRS.

                                            C. If the underlying securities of
                                               an issuer cease to be
                                               outstanding as a result of a
                                               merger, consolidation, or other
                                               corporate combination or other
                                               event, the trustee will
                                               distribute the consideration
                                               paid by and received from the
                                               acquiring company or the
                                               securities received in exchange
                                               for the securities of the
                                               underlying issuer whose
                                               securities cease to be
                                               outstanding to the beneficial
                                               owners of B2B Internet HOLDRS,
                                               only if the distributed
                                               securities have a different
                                               Standard & Poor's GICS sector
                                               classification than any of the
                                               underlying securities
                                               represented in the B2B Internet
                                               HOLDRS at the time of the
                                               distribution or exchange or if
                                               the securities received are not
                                               listed for trading on a U.S.
                                               national securities exchange or
                                               through the Nasdaq National
                                               Market System. In any other
                                               case, the additional securities
                                               received will be deposited into
                                               the trust.

                                            D. If an issuer's underlying
                                               securities are delisted from
                                               trading on a U.S. national
                                               securities exchange or through
                                               the Nasdaq National Market
                                               System and are not listed for
                                               trading on another U.S. national
                                               securities exchange or through
                                               the Nasdaq National Market
                                               System within five business days
                                               from the date the securities are
                                               delisted.

                                            To the extent a distribution of
                                            underlying securities from the B2B
                                            Internet HOLDRS is required as a
                                            result of a reconstitution event,
                                            the trustee will deliver the
                                            underlying security to you as
                                            promptly as practicable after the
                                            date that the trustee has knowledge
                                            of the occurrence of a
                                            reconstitution event.

                                            In addition, securities of a new
                                            company will be added to the B2B
                                            Internet HOLDRS, as a result of a
                                            distribution of securities by an
                                            underlying issuer, where a corporate
                                            event occurs, or where the
                                            securities of an underlying issuer
                                            are exchanged for the securities of
                                            another company, unless the
                                            securities received have a Standard
                                            & Poor's GICS sector classification
                                            that is different from the GICS
                                            sector classification of any other
                                            security then included in the B2B
                                            Internet HOLDRS or are not listed
                                            for trading on a U.S. national
                                            securities exchange or through the
                                            Nasdaq National Market System.

                                            It is anticipated, as a result of
                                            the broadly defined Standard &
                                            Poor's GICS sectors, that most
                                            distributions or exchanges of
                                            securities will result in the
                                            inclusion of new securities in B2B
                                            Internet HOLDRS. The trustee will
                                            review the Standard & Poor's GICS
                                            sector classifications of securities
                                            to determine whether securities
                                            received as a result of a
                                            distribution by an underlying issuer
                                            or as
                                            consideration for securities
                                            included in the B2B Internet HOLDRS
                                            or distributed to you.

Standard & Poor's sector
classifications............................ Standard & Poor's Corporation is an
                                            independent source of market
                                            information that, among other
                                            things, maintains the Global
                                            Industry Classification Standard,
                                            referred to herein as "GICS," which
                                            classifies the securities of public
                                            companies into various sector
                                            classifications based upon GICS
                                            sectors, which are derived from its
                                            own criteria. The GICS
                                            classification standards were
                                            exclusively effective as of January
                                            2, 2002. There are 10 Standard &
                                            Poor's GICS sectors and each class
                                            of publicly traded securities of a
                                            company is given only one GICS
                                            sector classification. The
                                            securities included in the B2B
                                            Internet HOLDRS are currently
                                            represented in the Information
                                            Technology GICS sector. The Standard
                                            & Poor's GICS sector classifications
                                            of the securities included in the
                                            B2B Internet HOLDRS may change over
                                            time if the companies that issued
                                            these securities change their focus
                                            of operations or if Standard &
                                            Poor's alters the criteria it uses
                                            to determine GICS sectors, or both.

Termination events......................... A. The B2B Internet HOLDRS are
                                               delisted from the American Stock
                                               Exchange and are not listed for
                                               trading on another U.S. national
                                               securities exchange or through
                                               the Nasdaq National Market
                                               System within five business days
                                               from the date the B2B Internet
                                               HOLDRS are delisted.

                                            B. The trustee resigns and no
                                               successor trustee is appointed
                                               within 60 days from the date the
                                               trustee provides notice to
                                               Merrill Lynch, Pierce, Fenner &
                                               Smith Incorporated, as initial
                                               depositor, of its intent to
                                               resign.

                                            C. Beneficial owners of at least
                                               75% of outstanding B2B Internet
                                               HOLDRS vote to dissolve and
                                               liquidate the trust.

                                            If a termination event occurs, the
                                            trustee will distribute the
                                            underlying securities as promptly as
                                            practicable after the termination
                                            event.

                                            Upon termination of the depositary
                                            trust agreement and prior to
                                            distributing the underlying
                                            securities to you, the trustee will
                                            charge you a cancellation fee of up
                                            to $10.00 per round-lot of 100 B2B
                                            Internet HOLDRS surrendered, along
                                            with any taxes or other governmental
                                            charges, if any.

United States federal income
  tax consequences......................... The United States federal income tax laws will treat a U.S. holder of B2B
                                            Internet HOLDRS as directly owning
                                            the underlying securities. The B2B
                                            Internet HOLDRS themselves will not
                                            result in any United States federal
                                            income tax consequences separate
                                            from the tax consequences associated
                                            with ownership of the underlying
                                            securities.

Listing.................................... The B2B Internet HOLDRS are listed on the American Stock Exchange under
                                            the symbol "BHH." On October 20,
                                            2004, the last reported sale price
                                            of the B2B Internet HOLDRS on the
                                            American

                                            Stock Exchange was $2.41.

Trading.................................... Investors are only able to acquire, hold, transfer and surrender a
                                            round-lot of 100 B2B Internet
                                            HOLDRS. Bid and ask prices, however,
                                            are quoted per single B2B Internet
                                            HOLDR.

Clearance and settlement................... B2B Internet HOLDRS have been issued only in book-entry form. B2B
                                            Internet HOLDRS are evidenced by one
                                            or more global certificates that the
                                            trustee has deposited with The
                                            Depositary Trust Company, referred
                                            to as DTC. Transfers within DTC will
                                            be in accordance with DTC's usual
                                            rules and operating procedures. For
                                            further information see "Description
                                            of B2B Internet HOLDRS."

                                    THE TRUST

         General. This discussion highlights information about the B2B Internet HOLDRS Trust. You should read this information, information about the depositary trust agreement, as well as the depositary trust agreement and the amendment to the depositary trust agreement before you purchase B2B Internet HOLDRS. The material terms of the depositary trust agreement are described in this prospectus under the heading "Description of the Depositary Trust Agreement."

         The B2B Internet HOLDRS Trust. The trust was formed pursuant to the depositary trust agreement, dated as of February 18, 2000. The depositary trust agreement was amended on November 22, 2000. The Bank of New York is the trustee. The B2B Internet HOLDRS Trust is not a registered investment company under the Investment Company Act of 1940.

         The B2B Internet HOLDRS Trust is intended to hold deposited shares for the benefit of owners of B2B Internet HOLDRS. The trustee will perform only administrative and ministerial acts. The property of the trust consists of the underlying securities and all monies or other property, if any, received by the trustee. The trust will terminate on December 31, 2040, or earlier if a termination event occurs.

                       DESCRIPTION OF B2B INTERNET HOLDRS

         The trust has issued B2B Internet HOLDRS under the depositary trust agreement described in this prospectus under the heading "Description of the depositary trust agreement." The trust may issue additional B2B Internet HOLDRS on a continuous basis when an investor deposits the requisite underlying securities with the trustee.

         You may only acquire, hold, trade and surrender B2B Internet HOLDRS in a round-lot of 100 B2B Internet HOLDRS and round-lot multiples. The trust will only issue B2B Internet HOLDRS upon the deposit of the whole shares of underlying securities that are represented by a round-lot of 100 B2B Internet HOLDRS. In the event of a stock split, reverse stock split or other distribution by the issuer of an underlying security that results in a fractional share becoming represented by a round-lot of B2B Internet HOLDRS, the trust may require a minimum of more than one round-lot of 100 B2B Internet HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of B2B Internet HOLDRS.

         B2B Internet HOLDRS will represent your individual and undivided beneficial ownership interest in the common stock of the specified underlying securities. The companies selected as part of this receipt program are listed above in the section entitled "Highlights of B2B Internet HOLDRS--The B2B Internet HOLDRS."

         Beneficial owners of B2B Internet HOLDRS will have the same rights and privileges as they would have if they beneficially owned the underlying securities in "street name" outside of the trust. These include the right of investors to instruct the trustee to vote the common stock, and to receive dividends and other distributions on the underlying securities, if any are declared and paid to the trustee by an issuer of an underlying security, as well as the right to cancel B2B Internet HOLDRS to receive the underlying securities. See "Description of the Depositary Trust Agreement." B2B Internet HOLDRS are not intended to change your beneficial ownership in the underlying securities under federal securities laws, including sections 13(d) and 16(a) of the Securities Exchange Act of 1934.

         The trust will not publish or otherwise calculate the aggregate value of the underlying securities represented by a receipt. B2B Internet HOLDRS may trade in the secondary market at prices that are lower than the aggregate value of the corresponding underlying securities. If, in such case, an owner of B2B Internet HOLDRS wishes to realize the dollar value of the underlying securities, that owner will have to cancel the B2B Internet HOLDRS. Such cancellation will require payment of fees and expenses as described in "Description of the Depositary Trust Agreement--Withdrawal of underlying securities."

         B2B Internet HOLDRS are evidenced by one or more global certificates that the trustee has deposited with DTC and registered in the name of Cede & Co., as nominee for DTC. B2B Internet HOLDRS are available only in book-entry form. Owners of B2B Internet HOLDRS may hold their B2B Internet HOLDRS through DTC, if they are participants in DTC, or indirectly through entities that are participants in DTC.

                    DESCRIPTION OF THE UNDERLYING SECURITIES

         Selection criteria. The underlying securities are the common stocks of a group of specified companies, that at the time of selection, were involved in various aspects of the B2B segment of the Internet industry and whose common stock is registered under section 12 of the Exchange Act. The issuers of the underlying securities were, as of the time of selection, among the largest capitalized and most liquid companies involved in the B2B segment of the Internet industry as measured by market capitalization and trading volume.

         The B2B Internet HOLDRS may no longer consist exclusively of securities issued by companies involved in the B2B segment of the Internet industry. Merrill Lynch, Pierce, Fenner & Smith Incorporated will determine, in its sole discretion, whether the issuer of a particular underlying security remains in the B2B segment of the Internet industry and will undertake to make adequate disclosure when necessary.

         Underlying securities. For a list of the underlying securities represented by B2B Internet HOLDRS, please refer to "Highlights of B2B Internet HOLDRS--The B2B Internet HOLDRS." If the underlying securities change because of a reconstitution event, a distribution of securities by an underlying issuer or other event, a revised list of underlying securities will be set forth in a prospectus supplement and filed with the SEC on a periodic basis.

         No investigation. The trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated and any affiliate of these entities, have not performed any investigation or review of the selected companies, including the public filings by the companies. Accordingly, before you acquire B2B Internet HOLDRS, you should consider publicly available financial and other information about the issuers of the underlying securities. See "Risk Factors" and "Where You Can Find More Information." Investors and market participants should not conclude that the inclusion of a company in the list is any form of investment recommendation of that company by the trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, or any of their affiliates.

         General background and historical information. For a brief description of the business of each of the issuers of the underlying securities and monthly pricing information showing the historical performance of each underlying issuer's securities see "Annex A."

         The following table and graph set forth the composite performance of all of the 9 underlying securities currently represented by a single B2B Internet HOLDR, measured at the close of the business day on December 10, 1999, the first date when all of the underlying securities were publicly traded, and thereafter as of the end of each month to August 2004. The performance table and graph data are adjusted for any splits that may have occurred over the measurement period. Past movements of the underlying securities are not necessarily indicative of future values.



1999              Price   2000           Price    2001              Price   2002           Price   2003          Price
----              -----   ----           -----    ----              -----   ----           -----   ----          -----

December 10       52.08   January 31     60.38    January 31        18.24  January 31      3.88   January 31     2.07
December 31       73.26   February 29    71.99    February 28       10.05  February 28     3.27   February 28    2.16
                          March 31       55.97    March 30           5.66  March 28        3.64   March 31       2.26
                          April 28       37.17    April 30           6.66  April 30        3.39   April 30       2.62
                          May 31          25.6    May 31             6.10  May 31          3.08   May 30         2.81
                          June 30        39.88    June 29            6.21  June 28         2.83   June 30        2.79
                          July 31        43.01    July 31            4.54  July 31         1.82   July 31        2.69
                          August 31      55.06    August 31          3.55  August 30       1.84   August 29      2.54
                          September 29   51.29    September 28       2.44  September 30    1.45   September 30   2.49
                          October 31     44.21    October 31         3.06  October 31      1.88   October 31     2.94
                          November 30    22.61    November 30        3.97  November 29     2.62   November 28    2.92
                          December 29    19.73    December 31        4.70  December 31     1.90   December 31    2.77



                                        2004                Price
                                        ----                -----
                                        January 30           3.05
                                        February 27          2.84
                                        March 31             2.72
                                        April 30             2.51
                                        May 28               2.54
                                        June 30              2.55
                                        July 30              2.31
                                        August 31            2.13

                          [B@B Internet GRAPH OMITTED]

                  DESCRIPTION OF THE DEPOSITARY TRUST AGREEMENT

         General. The depositary trust agreement, dated as of February 18, 2000, among Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Bank of New York, as trustee, other depositors and the owners of the B2B Internet HOLDRS, provides that B2B Internet HOLDRS will represent an owner's undivided beneficial ownership interest in the common stock of the underlying companies. The depositary trust agreement was amended on November 22, 2000 to modify the reconstitution events, described below.

         The trustee. The Bank of New York serves as trustee for the B2B Internet HOLDRS. The Bank of New York, which was founded in 1784, was New York's first bank and is the oldest bank in the country still operating under its original name. The Bank is a state-chartered New York banking corporation and a member of the Federal Reserve System. The Bank conducts a national and international wholesale banking business and a retail banking business in the New York City, New Jersey and Connecticut areas, and provides a comprehensive range of corporate and personal trust, securities processing and investment services.

         Issuance, transfer and surrender of B2B Internet HOLDRS. You may create and cancel B2B Internet HOLDRS only in round-lots of 100 B2B Internet HOLDRS. You may create B2B Internet HOLDRS by delivering to the trustee the requisite underlying securities. The trust will only issue B2B Internet HOLDRS upon the deposit of the whole shares represented by a round-lot of 100 B2B Internet HOLDRS. In the event that a fractional share comes to be represented by a round-lot of B2B Internet HOLDRS, the trust may require a minimum of more than one round-lot of 100 B2B Internet HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of B2B Internet HOLDRS. Similarly, you must surrender B2B Internet HOLDRS in integral multiples of 100 B2B Internet HOLDRS to withdraw deposited shares from the trust. The trustee will not deliver fractional shares of underlying securities, and to the extent that any cancellation of B2B Internet HOLDRS would otherwise require the delivery of fractional shares, the trust will deliver cash in lieu of such shares. You may request withdrawal of your deposited shares during the trustee's normal business hours. The trustee expects that in most cases it will deliver your deposited shares within one business day of your withdrawal request.

         Voting rights. You will receive proxy soliciting materials provided by issuers of the deposited shares so as to permit you to give the trustee instructions as to how to vote on matters to be considered at any annual or special meetings held by issuers of the underlying securities.

         Under the depositary trust agreement, any beneficial owner of B2B Internet HOLDRS, other than Merrill Lynch, Pierce, Fenner & Smith Incorporated owning B2B Internet HOLDRS for its own proprietary account as principal, will have the right to vote to dissolve and liquidate the trust.

         Distributions. You will be entitled to receive, net of trustee fees, distributions of cash, including dividends, securities or property, if any, made with respect to the underlying securities. The trustee will use its reasonable efforts to ensure that it distributes these distributions as promptly as practicable after the date on which it receives the distribution. Therefore, you may receive your distributions substantially later than you would have had you held the underlying securities directly. Any distributions of securities by an issuer of underlying securities will be deposited into the trust and will become part of the B2B Internet HOLDRS unless such securities are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System or such securities have a different Standard & Poor's GICS sector classification than any of the underlying securities in the B2B Internet HOLDRS at the time of the distribution of such securities. In addition, if the issuer of underlying securities offers rights to acquire additional underlying securities or other securities, the rights will be distributed to you through the trustee, if practicable, and if the rights and the securities that those rights relate to are exempt from registration or are registered under the Securities Act of 1933. Otherwise, if practicable, the rights will be disposed of and the net proceeds distributed to you by the trustee. In all other cases, the rights will lapse.

         You will be obligated to pay any tax or other charge that may become due with respect to B2B Internet HOLDRS. The trustee may deduct the amount of any tax or other governmental charge from a distribution before making payment to you. In addition, the trustee will deduct its quarterly custody fee of $2.00 for each round-lot of 100 HOLDRS from quarterly dividends, if any, paid to the trustee by the issuers of the underlying securities. With respect to the aggregate custody fee payable in any calendar year for each B2B Internet HOLDR, the trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year.

         Reconstitution events. The depositary trust agreement provides for the automatic distribution of underlying securities from the B2B Internet HOLDRS to you in the following four circumstances:

         A. If an issuer of underlying securities no longer has a class of common stock registered under section 12 of the Securities Exchange Act of 1934, then its securities will no longer be an underlying security and the trustee will distribute the shares of that company to the owners of the B2B Internet HOLDRS.

         B. If the SEC finds that an issuer of underlying securities should be registered as an investment company under the Investment Company Act of 1940, and the trustee has actual knowledge of the SEC finding, then the trustee will distribute the shares of that company to the owners of the B2B Internet HOLDRS.

         C. If the underlying securities of an issuer cease to be outstanding as a result of a merger, consolidation, corporate combination or other event, the trustee will distribute the consideration paid by and received from the acquiring company to the beneficial owners of B2B Internet HOLDRS, only if the distributed securities have a different Standard & Poor's GICS sector classification than any of the underlying securities represented in the B2B Internet HOLDRS at the time of the distribution or exchange or if the securities received are not listed for trading on a U.S. national securities exchange or through the NASDAQ National Market System. In any other case, the additional securities received as consideration will be deposited into the trust.

         D. If an issuer's underlying securities are delisted from trading on a U.S. national securities exchange or through the Nasdaq National Market System and are not listed for trading on another U.S. national securities exchange or through the Nasdaq National Market System within five business days from the date such securities are delisted.

         To the extent a distribution of underlying securities is required as a result of a reconstitution event, the trustee will deliver the underlying security to you as promptly as practicable after the date that the trustee has knowledge of the occurrence of a reconstitution event.

         As provided in the depositary trust agreement, securities of a new company will be added to the B2B Internet HOLDRS, as a result of a distribution of securities by an underlying issuer or where an event occurs, such as a merger, where the securities of an underlying issuer are exchanged for the securities of another company, unless the securities received have a different Standard & Poor's GICS sector classification than the underlying securities represented in the B2B Internet HOLDRS or if the securities received are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System.

         It is anticipated, as a result of the broadly defined GICS sectors, that most distributions or exchanges of securities will result in the inclusion of new securities in the B2B Internet HOLDRS. The trustee will review the Standard & Poor's GICS sector classifications of securities to determine whether securities received as a result of a distribution by an underlying issuer or as consideration for securities included in the B2B Internet HOLDRS will be distributed from the B2B Internet HOLDRS to you.

         Standard & Poor's sector classifications. Standard & Poor's Corporation is an independent source of market information that, among other things, maintains the Global Industry Classification Standard, which classifies the securities of public companies into various sector classifications based upon GICS sectors, which are derived from its own criteria. The GICS classification standards were exclusively effective on January 2, 2002. There are 10 Standard & Poor's GICS sectors and each class of publicly traded securities of a company is given only one GICS sector. The securities included in the B2B Internet HOLDRS are currently represented in the Information Technology GICS sector. The Standard & Poor's GICS sector classifications of the securities included in the B2B Internet HOLDRS may change over time if the companies that issued these securities change their focus of operations or if Standard & Poor's alters the criteria it uses to determine GICS sectors, or both.

         Record dates. With respect to dividend payments and voting instructions, the trustee expects to fix the trust's record dates as close as possible to the record date fixed by the issuer of the underlying securities.

         Shareholder communications. The trustee promptly will forward to you all shareholder communications that it receives from issuers of the underlying securities.

         Withdrawal of underlying securities. You may surrender your B2B Internet HOLDRS and receive underlying securities during the trustee's normal business hours and upon the payment of applicable fees, taxes or governmental charges, if any. You should receive your underlying securities no later than the business day after the trustee receives your request. If you surrender B2B Internet HOLDRS in order to receive underlying securities, you will pay to the trustee a cancellation fee of up to $10.00 per round-lot of 100 B2B Internet HOLDRS.

         Further Issuances of B2B Internet HOLDRS. The depositary trust agreement provides for further issuances of B2B Internet HOLDRS on a continuous basis without your consent.

         Termination of the trust. The trust will terminate if the trustee resigns and no successor trustee is appointed by Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, within 60 days from the date the trustee provides notice to the initial depositor of its intent to resign. Upon termination, the beneficial owners of B2B Internet HOLDRS will surrender their B2B Internet HOLDRS as provided in the depositary trust agreement, including payment of any fees of the trustee or applicable taxes or governmental charges due in connection with delivery to the owners of the underlying securities. The trust also will terminate if B2B Internet HOLDRS are delisted from the American Stock Exchange and are not listed for trading on another U.S. national securities exchange or through the Nasdaq National Market System within five business days from the date the B2B Internet HOLDRS are delisted. Finally, the trust will terminate if 75% of the owners of outstanding B2B Internet HOLDRS other than Merrill Lynch, Pierce, Fenner & Smith Incorporated vote to dissolve and liquidate the trust.

         If a termination event occurs, the trustee will distribute the underlying securities to you as promptly as practicable after the termination event occurs.

         Amendment of the depositary trust agreement. The trustee and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, may amend any provisions of the depositary trust agreement without the consent of any other depositor or any of the owners of the B2B Internet HOLDRS. Promptly after the execution of any amendment to the agreement, the trustee must furnish or cause to be furnished written notification of the substance of the amendment to each owner of B2B Internet HOLDRS. Any amendment that imposes or increases any fees or charges, subject to exceptions, or that otherwise prejudices any substantial existing right of the owners of B2B Internet HOLDRS will not become effective until 30 days after notice of the amendment is given to the owners of B2B Internet HOLDRS.

         Issuance and cancellation fees. If you wish to create B2B Internet HOLDRS by delivering to the trust the requisite underlying securities, the trustee will charge you an issuance fee of up to $10.00 for each round-lot of 100 B2B Internet HOLDRS. If you wish to cancel your B2B Internet HOLDRS and withdraw your underlying securities, the trustee will charge you a cancellation fee of up to $10.00 for each round-lot of 100 B2B Internet HOLDRS issued. The trustee may negotiate either of these fees depending on the volume, frequency and size of the issuance or cancellation transactions.

         Commissions. If you choose to create B2B Internet HOLDRS, you will be responsible for paying any sales commissions associated with your purchase of the underlying securities that are charged by your broker, whether it be Merrill Lynch, Pierce, Fenner & Smith Incorporated or another broker, in addition to the issuance fee described above.

         Custody fees. The Bank of New York, as trustee and as custodian, will charge you a quarterly custody fee of $2.00 for each round-lot of 100 B2B Internet HOLDRS to be deducted from any dividend payments or other cash distributions on underlying securities received by the trustee. With respect to the aggregate custody fee payable in any calendar year for each B2B Internet HOLDR, the Trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year. The trustee cannot recapture unpaid custody fees from prior years.

         Address of the trustee. The Bank of New York, ADR Department, 101 Barclay Street, New York, New York 10286.

         Governing law. The depositary trust agreement and the B2B Internet HOLDRS are governed by the laws of the State of New York. The trustee will provide the depositary trust agreement to any owner of the underlying securities free of charge upon written request.

         Duties and immunities of the trustee. The trustee assumes no responsibility or liability for, and makes no representations as to, the validity or sufficiency, or as to the accuracy of the recitals, if any, set forth in the B2B Internet HOLDRS.

         The trustee has undertaken to perform only those duties as are specifically set forth in the depositary trust agreement. Subject to the preceding sentence, the trustee is liable for its own negligence or misconduct except for good faith errors in judgment so long as the trustee is not negligent in ascertaining the relevant facts.

                  UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

General

          The following discussion represents the opinion of Shearman & Sterling LLP, our special U.S. federal income tax counsel, as to the principal U.S. federal income tax consequences relating to the B2B Internet HOLDRS for:

          o    an individual who is a citizen or resident of the United States;

          o a corporation (or an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any state thereon or the District of Columbia;

          o an estate, the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source;

          o a trust if either (i) it is subject to the primary supervision of a U.S. court and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) it has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person (a "U.S. receipt holder"); and

          o any person other than a U.S. receipt holder (a "non-U.S. receipt holder").

         If a partnership (or an entity treated as a partnership for U.S. federal income tax purposes) holds B2B Internet HOLDRS, the tax treatment of the partnership and each partner will generally depend on the status of the partner and the activities of the partnership. Partnerships acquiring B2B Internet HOLDRS, and partners in such partnerships, should consult their tax advisors.

         This discussion is based upon laws, regulations, rulings and decisions currently in effect, all of which are subject to change or differing interpretations, possibly on a retroactive basis. The discussion does not deal with all U.S. federal income tax consequences applicable to all categories of investors, some of which may be subject to special rules, such as (without limitation) tax-exempt entities, banks, dealers in securities, U.S. receipt holders whose functional currency is not the U.S. dollar, investors who acquire or hold any B2B Internet HOLDRS as part of a conversion, straddle or other hedging transaction, certain former citizens and residents of the United States and persons subject to the alternative minimum tax.. In addition, this discussion generally is limited to investors who will hold the B2B Internet HOLDRS as "capital assets" (generally, property held for investment) within the meaning of section 1221 of the Internal Revenue Code of 1986, as amended (the "Code"). Moreover, this discussion does not address Europe 2001 held by a partnership or other flow through entities. We recommend that you consult with your own tax advisor with regard to the application of the U.S. federal income tax laws to your particular situation as well as any tax consequences arising under the laws of any state, local or non-U.S. jurisdiction.

Taxation of the trust

         The trust will provide for flow through tax consequences as it will be treated as a grantor trust or custodial arrangement for U.S. federal income tax purposes.

Taxation of B2B Internet HOLDRS

         A receipt holder purchasing and owning B2B Internet HOLDRS will be treated, for U.S. federal income tax purposes, as directly owning a proportionate share of the underlying securities represented by B2B Internet HOLDRS. Consequently, if there is a taxable cash distribution on an underlying security, a holder will recognize income with respect to the distribution at the time the distribution is received by the trustee, not at the time that the holder receives the cash distribution from the trustee.

         Qualified dividend income received in respect of B2B Internet HOLDRS by U.S. receipt holders who are individuals, trusts and estates will be eligible for U.S. federal income taxation at preferential rates. Qualified dividend income includes dividends received from domestic corporations and "qualified foreign corporations," as such term is defined below under "Special considerations with respect to underlying securities of foreign issuers." In order for such dividends to qualify for the preferential rates, specific minimum holding period requirements must be met, and for this purpose, a U.S. receipt holder's holding period with respect to an underlying security may be tolled for any period in which such holder has diminished its risk of loss in respect of such security by (for example) entering into a hedging transaction. Special rules apply to a U.S. receipt holder who leverages its investment in B2B Internet HOLDRS. U.S. receipt holders that are corporations may be eligible for a dividend-received deduction in respect of dividends received from domestic corporations.

         A receipt holder will determine its initial tax basis in each of the underlying securities by allocating the purchase price for the B2B Internet HOLDRS among the underlying securities based on their relative fair market values at the time of purchase. Similarly, when a holder sells a receipt, it will determine the amount realized with respect to each security by allocating the sales price among the underlying securities based on their relative fair market values at the time of sale. A holder's gain or loss with respect to each security will be computed by subtracting its adjusted basis in the security from the amount realized on the security. With respect to purchases of B2B Internet HOLDRS for cash in the secondary market, a receipt holder's aggregate tax basis in each of the underlying securities will be equal to the purchase price of the B2B Internet HOLDRS. Similarly, with respect to sales of B2B Internet HOLDRS for cash in the secondary market, the amount realized with respect to a sale of B2B Internet HOLDRS will be equal to the aggregate amount realized with respect to each of the underlying securities.

         The distribution of any securities by the trust upon the surrender of B2B Internet HOLDRS, the occurrence of a reconstitution event, or a termination event will not be a taxable event, except to the extent that cash is distributed in lieu of fractional shares. Gain or loss with respect to fractional shares shall be computed by allocating a portion of the aggregate tax basis of the distributed securities to such fractional shares. The receipt holder's aggregate tax basis with respect to the distributed securities will be the same as when held through the trust, less any tax basis allocated to fractional shares. The receipt holder's holding period with respect to the distributed securities will include the period that the holder held the securities through the trust.

Brokerage fees and custodian fees

         The brokerage fee incurred in purchasing a receipt will be treated as part of the cost of the underlying securities. Accordingly, a holder includes this fee in its tax basis in the underlying securities. A holder will allocate the brokerage fee among the underlying securities using either a fair market value allocation or pro rata based on the number of shares of each underlying security. Similarly, the brokerage fee incurred in selling B2B Internet HOLDRS will reduce the amount realized with respect to the underlying securities.

         A holder will be required to include in its income the full amount of dividends paid on the underlying securities, even though the depositary trust agreement provides that the custodian fees will be deducted directly from any dividends paid. These custodian fees will be treated as an expense incurred in connection with a holder's investment in the underlying securities and may be deductible. If a holder is an individual, estate or trust, however, the deduction of its share of custodian fees will be a miscellaneous itemized deduction that may be disallowed in whole or in part.

Special considerations with respect to underlying securities of foreign issuers

         If any of the underlying securities are securities of foreign issuers, the gross amount of any taxable cash distribution will not be eligible for the dividends received deduction generally allowed to corporate U.S. receipt holders.

         As discussed above, dividends received by certain U.S. receipt holders from an issuer of underlying securities that is a "qualified foreign corporation" will be eligible for U.S. federal income taxation at preferential rates. A qualified foreign corporation includes:

          o a foreign corporation that is eligible for the benefits of a comprehensive U.S. income tax treaty, which the Secretary of the Treasury determines to be satisfactory and that includes an exchange of information program,

          o a foreign corporation if the stock to which the dividend is paid is readily tradable on an established market in the United States, and

          o a corporation that is incorporated in a possession of the United States but will not include:

    o    a passive foreign investment company (as defined below),

    o a foreign personal holding company (as specially defined in the Code), or

    o    a foreign investment company (as specially defined in the Code).

         If a foreign issuer pays a dividend in a currency other than in U.S. dollars, the amount of the dividend for U.S. federal income tax purposes will be the U.S. dollar value (determined at the spot rate on the date of the payment) regardless of whether the payment is later converted into U.S. dollars. In this case, the U.S. receipt holder may recognize ordinary income or loss as a result of currency fluctuations between the date on which the dividend is paid and the date the dividend amount is converted into U.S. dollars.

         Subject to certain conditions and limitations, any foreign tax withheld on dividends may be deducted from taxable income or credited against a U.S. receipt holder's U.S. federal income tax liability. The limitation on foreign taxes eligible for the U.S. foreign tax credit is calculated separately with respect to specific classes of income. For this purpose, dividends distributed by a foreign issuer generally will constitute "passive income" or, in the case of some U.S. holders, "financial services income." For purposes of the U.S. foreign tax credit limitation, dividends received by a U.S. receipt holder with respect to an underlying security of a foreign issuer generally will be treated as foreign source income while any gain or loss recognized from the sale of such security generally will be treated as from sources within the United States. The rules relating to the determination of the foreign tax credit are complex and we recommend that U.S. receipt holders consult their own tax advisors to determine whether and to what extent a credit would be available.

         Dividends and distributions made by a foreign issuer may be subject to a foreign withholding tax. Some foreign issuers may make arrangements through which holders of their American depositary shares or global shares can apply for a refund of withheld taxes. With respect to these issuers, holders of B2B Internet HOLDRS may be able to use these arrangements to apply for a refund of withheld taxes. In some cases, however, the holders of B2B Internet HOLDRS may have to independently apply to a foreign tax authority for a refund of withheld taxes.

         Additionally, special U.S. federal income tax rules apply to U.S. persons owning shares of a "passive foreign investment company" (a "PFIC"). The Initial Depositor is not aware that any of the foreign issuers of the underlying securities is currently a PFIC, although no assurances can be made that the applicable tax law or other relevant circumstances will not change in a manner which affects the PFIC determination. The Initial Depositor will notify the trustee, who in turn will notify the receipt holders, if it becomes aware that any of the foreign issuers is a PFIC. A foreign corporation generally will be classified as a PFIC for U.S. federal income tax purposes in any taxable year in which, after applying relevant look-through rules, either:

          o    at least 75% of its gross income is "passive income;" or

          o on average at least 50% of the gross value of its assets is attributable to assets that produce "passive income" or are held for the production of passive income.

         Passive income for this purpose generally includes dividends, interest, royalties, rents, and gains from commodities and securities transactions.

         If a corporation were classified as a PFIC, a U.S. receipt holder could be subject to increased tax liability, possibly including an interest charge, upon the sale or other disposition of the Broadband HOLDRS or of the underlying securities or upon the receipt of "excess distributions," unless the U.S. receipt holder has made one of certain elections (to the extent available under specific rules) including an election to be taxed currently on its pro rata portion of the corporation's income, whether or not the income was distributed in the form of dividends or otherwise.

Non-U.S. receipt holders

         A non-U.S. receipt holder generally will be subject to U.S. withholding tax at a rate of 30% or a lower rate as may be specified by an applicable tax treaty with respect to dividends received on underlying securities of U.S. issuers. A non-U.S. receipt holder who wishes to claim an exemption from, or reduction in, withholding under the benefit of an applicable tax treaty must comply with certification requirements. However, if that income is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, is attributable to a permanent establishment maintained in the United States by the holder, then those dividends will be exempt from withholding tax, provided the holder complies with applicable certification and disclosure requirements.

         A non-U.S. receipt holder generally will not be subject to U.S. federal income or withholding tax with respect to dividends received on any underlying securities of a foreign issuer, unless that income is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, is attributable to a permanent establishment maintained in the United States by the holder.

         With respect to dividends of U.S. and any foreign issuers, a non-U.S. receipt holder's dividends that are effectively connected with a U.S. trade or business or dividends attributable to a permanent establishment, net of relevant deductions and credits, will be subject to U.S. federal income taxation at the same graduated rates applicable to U.S. persons. In addition to this graduated tax, effectively connected dividends or dividends attributable to a permanent establishment received by a corporate non-U.S. receipt holder may also be subject to a branch profits tax at a rate of 30% or a lower rate as may be specified by an applicable tax treaty. Under some circumstances, a non- U.S. receipt holder whose dividends are so effectively connected or attributable shall be entitled to a dividends received deduction equal to 70% or 80% of the amount of the dividend.

         A non-U.S. receipt holder that is eligible for a reduced rate of withholding tax pursuant to a tax treaty may obtain a refund of any excess amounts withheld by timely filing an appropriate claim for refund with the Internal Revenue Service.

         A non-U.S. receipt holder generally will not be subject to U.S. federal income or withholding tax with respect to gain recognized upon the sale or other disposition of B2B Internet HOLDRS or of the underlying securities unless:

          o that gain is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, is attributable to a permanent establishment maintained in the United States by the holder,

          o in the case of any gain realized by an individual non-U.S. receipt holder, the holder is present in the United States for 183 days or more in the taxable year of the sale or other disposition and certain other conditions are met, or

          o the underlying securities issuer is or has been a U.S. real property holding corporation for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of the disposition or the period during which the non-U.S. receipt holder held the common stock of such issuer and
               (a) the common stock is not considered to be "regularly traded on an established securities market" or (b) the non-U.S. receipt holder owned, actually or constructively, at any time during the shorter of the periods described above, more than 5% of the common stock of such issuer.

         Effectively connected or attributable gains generally will be subject to U.S. federal income taxation at the same graduated rates applicable to U.S. persons, and may, in the case of a corporate non-U.S. receipt holder, also be subject to the branch profits tax. We recommend that non-U.S. receipt holders consult their own tax advisors to determine whether any applicable tax treaties provide for different rules.

Backup withholding and information reporting

         Information returns will be filed with the Internal Revenue Service in connection with dividend payments made with respect to the underlying securities, or the proceeds of the sale or other disposition of the receipts (or the underlying securities). If you are a non-corporate U.S. receipt holder, you will be subject to U.S. backup withholding tax at the applicable rate on these payments unless you provide your taxpayer identification number to the paying agent and comply with certain certification procedures. If you are a non-U.S. receipt holder, you may have to comply with certification procedures to establish that you are not a U.S. person in order to avoid the information reporting and backup withholding tax requirements. However, payments of dividends to non-U.S. receipt holders will be reported on Internal Revenue Service Form 1042-S even if such payments are not otherwise subject to the information reporting requirements.

         The amount of any backup withholding from a payment to you will be allowed as a credit against your U.S. federal income tax liability and may entitle you to a refund, provided that the required information is furnished to the Internal Revenue Service on a timely basis.

         The preceding discussion does not address all aspects of U.S. federal income taxation that may be relevant in light of a non-U.S. receipt holder's or an issuer's particular facts and circumstances. We recommend that investors consult their own tax advisors.

                              ERISA CONSIDERATIONS

         Any plan fiduciary which proposes to have a plan acquire B2B Internet HOLDRS should consult with its counsel with respect to the potential applicability of the prohibited transaction provisions of ERISA and the Internal Revenue Code to this investment, and whether any exemption would be applicable and determine on its own whether all conditions have been satisfied. Moreover, each plan fiduciary should determine whether, under the general fiduciary standards of investment prudence and diversification, an acquisition of B2B Internet HOLDRS is appropriate for the plan, taking into account the overall investment policy of the plan and the composition of the plan's investment portfolio.

                              PLAN OF DISTRIBUTION

         In accordance with the depositary trust agreement, the trust issued B2B Internet HOLDRS to Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Merrill Lynch, Pierce, Fenner & Smith Incorporated has deposited the underlying securities to receive B2B Internet HOLDRS. The trust delivered the initial distribution of B2B Internet HOLDRS against deposit of the underlying securities in New York, New York on approximately January 17, 2001.

         Investors who purchase B2B Internet HOLDRS through a fee-based brokerage account will pay fees charged by the brokerage account. We recommend that investors review the terms of their brokerage accounts for details on applicable charges.

         Members of the selling group have from time to time provided investment banking and other financial services to some of the issuers of the underlying securities and expect in the future to provide these services, for which they have received and will receive customary fees and commissions. They also may have served as counterparties in other transactions with some of the issuers of the underlying securities.

         Merrill Lynch, Pierce, Fenner & Smith Incorporated has used and may continue to use this prospectus, as updated from time to time, in connection with offers and sales related to market-making transactions in the B2B Internet HOLDRS. Merrill Lynch, Pierce, Fenner & Smith Incorporated may act as principal or agent in these transactions. Market-making sales will be made at prices related to prevailing market prices at the time of sale.

         Merrill Lynch, Pierce, Fenner & Smith Incorporated has agreed to indemnify the trustee against some civil liabilities related to acts performed or not performed by the trustee in accordance with the depositary trust agreement or periodic reports filed or not filed with the SEC with respect to the B2B Internet HOLDRS. Should a court determine not to enforce the indemnification provision, Merrill Lynch, Pierce, Fenner & Smith Incorporated also has agreed to contribute to payments the trustee may be required to make with respect to these liabilities.

                                  LEGAL MATTERS

         Legal matters, including the validity of the B2B Internet HOLDRS, were passed upon for Merrill Lynch, Pierce, Fenner & Smith Incorporated, the initial depositor and the underwriter in connection with the initial offering of B2B Internet HOLDRS, by Shearman & Sterling LLP, New York, New York. Shearman & Sterling LLP, as special U.S. tax counsel to the trust, also rendered an opinion regarding the material U.S. federal income tax consequences relating to the B2B Internet HOLDRS.

                       WHERE YOU CAN FIND MORE INFORMATION

         Merrill Lynch, Pierce, Fenner & Smith Incorporated has filed a registration statement on Form S-1 with the SEC covering the B2B Internet HOLDRS. While this prospectus is a part of the registration statement, it does not contain all the exhibits filed as part of the registration statement. You should consider reviewing the full text of those exhibits.

         The registration statement is available over the Internet at the SEC's Web site at http://www.sec.gov. You also may read and copy the registration statement at the SEC's public reference rooms in Washington, D.C.. Please call the SEC at 1-800-SEC-0330 for more information on the public reference rooms and their copy charges. Merrill Lynch, Pierce, Fenner & Smith Incorporated will not file any reports pursuant to the Exchange Act. The trust will file modified reports pursuant to the Securities Exchange Act of 1934.

         Since the securities of the issuers of the underlying securities are registered under the Securities Exchange Act of 1934, the issuers of the underlying securities are required to file periodically financial and other information specified by the SEC. For more information about the issuers of the underlying securities, information provided to or filed with the SEC by the issuers of the underlying securities with respect to their registered securities can be inspected at the SEC's public reference facilities or accessed through the SEC's Web site referenced above. However, some of the issuers of the underlying securities may be considered foreign issuers. The requirements for filing periodic financial and other information for foreign issuers differ from that of domestic issuers. In particular, foreign issuers are not required to file quarterly reports with the SEC and are not required to file periodic financial and other information on EDGAR. Therefore, this information may not be accessible through the SEC's Web site. Information regarding the issuers of the underlying securities may also be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated information.

         The trust and the selling group and their affiliates are not affiliated with the issuers of the underlying securities, and the issuers of the underlying securities have no obligations with respect to B2B Internet HOLDRS. This prospectus relates only to B2B Internet HOLDRS and does not relate to the other securities of the issuers of the underlying securities. The information in this prospectus regarding the issuers of the underlying securities has been derived from the publicly available documents described in the preceding paragraph. We have not participated in the preparation of these documents or made any due diligence inquiries with respect to the issuers of the underlying securities in connection with B2B Internet HOLDRS. We make no representation that these publicly available documents or any other publicly available information regarding the issuers of the underlying securities are accurate or complete. Furthermore, we cannot assure you that all events occurring prior to the date of this prospectus, including events that would affect the accuracy or completeness of the publicly available documents described in the preceding paragraph, that would affect the trading price of the securities of the issuers of the underlying securities, and therefore the offering and trading prices of the B2B Internet HOLDRS have been publicly disclosed.

                                     ANNEX A

         This annex forms an integral part of the prospectus.

         The following tables provide a brief description of the business of each of the issuers of the underlying securities and set forth the split-adjusted closing market prices, as reported on the applicable primary U.S. trading market, of each of the underlying securities in each month during 1999, 2000, 2001, 2002, and 2003, through September 2004. As a result of the conversion to decimal reporting of trading prices by the markets on which the underlying securities trade, all market prices beginning from January 2001 provided in the following tables are given in decimal form. All historical market prices provided in fractions in excess of one dollar are rounded to the nearest one sixty-fourth of a dollar. An asterisk (*) denotes that no shares of the issuer were trading on a U.S. stock market during that month. The historical prices of the underlying securities should not be taken as an indication of future performance.

                        AGILE SOFTWARE CORPORATION (AGIL)

         Agile Software Corporation develops and sells product lifestyle integrated software applications that manage product content and are designed to enable their customers to communicate and collaborate with suppliers and customers over the Internet. Agile software enhances the build and buy process across the virtual manufacturing network, manages product content and critical communication and collaboration regarding the product record among original equipment manufacturers, electronic manufacturing service providers, suppliers and customers.


             Closing              Closing             Closing             Closing             Closing             Closing
  1999        Price      2000      Price     2001      Price     2002      Price     2003      Price     2004      Price
---------    -------   -------    -------  --------   -------- --------   -------  -------    -------  -------    --------
January        *       January    73 3/4   January     49.25   January     14.59   January      7.00   January      10.39
February       *       February   71 17/32 February    21.81   February    10.05   February     6.55   February      9.31
March          *       March      62 1/2   March       11.02   March       12.10   March        6.42   March         8.75
April          *       April      37 1/16  April       19.07   April        9.16   April        6.94   April         7.55
May            *       May        41 7/8   May         17.80   May          8.34   May          9.39   May           8.00
June           *       June       70 11/16 June        17.00   June         7.27   June         9.64   June          8.75
July           *       July       55 5/16  July        12.04   July         5.96   July         8.42   July          7.44
August        24 7/8   August     69 7/16  August      10.00   August       6.74   August      10.02   August        7.62
September     32       September  89 15/16 September    9.09   September    6.41   September    9.52   September     7.93
October       49       October    75 3/8   October      9.52   October      6.81   October     10.97
November      53 9/32  November   46 9/64  November    13.19   November     9.00   November    10.94
December     108 5/8   December   49 3/8   December    17.22   December     7.74   December     9.92


The closing price on October 20, 2004 was $8.37.

                               ARIBA, INC. (ARBA)

         Ariba, Inc. provides enterprise spend management software, services and network access that enable companies to evaluate and manage the purchasing of all non-payroll good and services associated with running their business. Ariba has developed a range of products that integrate with the Ariba Supplier Network, which is a scalable Internet infrastructure that connects customers with their business partners and suppliers. Ariba Spend Management products include implementation and consulting services, education and training.


             Closing              Closing               Closing             Closing             Closing             Closing
  1999        Price      2000      Price       2001      Price     2002      Price     2003      Price     2004      Price
--------     --------  ---------  ---------   --------  -------   --------  --------  -------   --------- --------  ---------
January         *      January     81 5/16    January     37.21   January      4.85   January      2.81   January      19.56
February        *      February   132 1/4     February    16.50   February     4.43   February     2.91   February     18.66
March           *      March      104 13/16   March        7.91   March        4.53   March        2.82   March        16.98
April           *      April       74 3/16    April        7.73   April        3.75   April        3.26   April        13.44
May             *      May         52 1/8     May          5.71   May          2.95   May          3.73   May          13.08
June         24 5/16   June        98 1/16    June         5.50   June         3.19   June         3.00   June         11.94
July         22 13/32  July       115 15/16   July         4.01   July         2.39   July        16.26   July          8.69
August       34 3/4    August     157 3/8     August       2.28   August       2.20   August      15.12   August        7.44
September    36 1/8    September  143 17/64   September    1.86   September    1.35   September   18.24   September     9.34
October      38 3/4    October    126 3/8     October      3.30   October      2.36   October     19.50
November     45 9/64   November    62 1/4     November     4.28   November     4.17   November    18.96
December     88 11/16  December    53 5/8     December     6.16   December     2.48   December    18.00


The closing price on October 20, 2004 was $10.19.



                          CHECKFREE CORPORATION (CKFR)

         CheckFree Corporation is an electronic payment processing company that provides financial electronic commerce products and services. CheckFree's operations are divided into three divisions: Electronic Commerce, Investment Services and Software. Through its divisions, CheckFree offers electronic billing and payment services to consumers, portfolio management services to financial institutions and software, maintenance, support and professional services to large financial service providers and other companies across a range of industries.


             Closing              Closing               Closing             Closing             Closing             Closing
  1999        Price      2000      Price       2001      Price     2002      Price     2003      Price     2004      Price
--------     --------  ---------  ---------   --------  -------   --------  --------  -------   --------- --------  ---------

January       40 1/2   January    59          January     55.31   January     14.49   January     19.23   January      31.39
February      34 1/4   February   87 15/16    February    48.19   February    13.95   February    20.98   February     29.03
March         42 9/16  March      70 1/2      March       29.44   March       15.33   March       22.48   March        29.46
April         48       April      50 13/16    April       39.84   April       20.36   April       27.57   April        30.05
May           47 1/16  May        41 13/16    May         38.76   May         21.22   May         24.48   May          30.66
June          27 9/16  June       51 9/16     June        35.07   June        15.64   June        28.00   June         30.00
July          29 9/16  July       60 3/4      July        30.16   July         9.96   July        26.91   July         30.04
August        29 1/4   August     51 13/16    August      21.91   August      12.37   August      22.96   August       27.25
September     41 1/8   September  41 57/64    September   16.97   September   11.38   September   20.11   September    27.67
October       37 3/8   October    49 3/4      October     14.08   October     16.28   October     27.53
November      65 11/16 November   52 1/4      November    16.91   November    19.59   November    27.62
December     104 1/2   December   42 1/2      December    18.00   December    16.00   December    27.65


The closing price on October 20, 2004 was $31.10.

                            COMMERCE ONE, INC. (CMRC)

         Commerce One, Inc.'s offers software and services that allow companies to conduct business through business process automation and web service solutions. Commerce One's products allow customers to optimize technology investments and improve the functioning of their existing software applications. Commerce One's Commerce One Conductor Platform enables companies to manage their supplier relationships more efficiently and automate time-consuming and costly business functions.


             Closing              Closing               Closing             Closing             Closing             Closing
  1999        Price      2000      Price        2001      Price     2002      Price     2003      Price     2004      Price
--------     --------  ---------  ---------   --------  -------   --------  --------  -------   --------- --------  ---------
January         *      January     861 1/4    January    305.63   January     22.60   January      2.14   January       1.95
February        *      February   1044 3/8    February   174.48   February    16.80   February     1.62   February      1.95
March           *      March       746 1/4    March       93.30   March       15.60   March        1.67   March         1.61
April           *      April       610 5/8    April       92.20   April       11.10   April        2.19   April         1.19
May             *      May         357 13/16  May         66.80   May          7.50   May          2.95   May           1.02
June            *      June        453 3/4    June        58.40   June         3.80   June         2.35   June          0.95
July          82 15/16 July        420 5/8    July        37.40   July         4.40   July         2.28   July          0.78
August        74 5/6   August      625 5/16   August      32.60   August       3.98   August       2.07   August        0.62
September    162 13/16 September   785        September   24.60   September    2.97   September    2.50   September     0.18
October      285 15/32 October     641 7/8    October     25.00   October      3.00   October      2.03
November     548 3/4   November    288 1/8    November    31.50   November     5.47   November     1.16
December     982 1/2   December    253 1/8    December    35.70   December     2.75   December     1.27


The closing price on October 20, 2004 was $0.11.




                       INTERNET CAPITAL GROUP, INC. (ICGE)

         Internet Capital Group, Inc. (ICG) an information technology company, which is engaged in delivering software products and services designed to enhance business operations by increasing efficiency, reducing costs and improving sales results. ICG operates through a network of partner companies that deliver solutions to customers. Internet Capital also provides operational assistance, capital support, industry expertise and a network of business relationships.


             Closing              Closing               Closing             Closing             Closing              Closing
  1999        Price      2000      Price        2001     Price      2002     Price     2003      Price      2004      Price
--------     --------  ---------  ---------   --------  -------   --------  --------  -------   --------- --------  ---------
January        *       January    119         January     6.44    January     1.05    January      0.38   January      8.20
February       *       February   105 3/4     February    3.84    February    0.77    February     0.32   February     7.20
March          *       March       90 5/16    March       2.19    March       0.64    March        0.29   March        8.00
April          *       April       42 3/8     April       2.17    April       0.46    April        0.37   April        5.60
May            *       May         26 15/16   May         2.14    May         0.31    May          0.72   May          5.43
June           *       June        37 1/64    June        2.00    June        0.27    June         0.48   June         7.70
July           *       July        33 13/16   July        1.31    July        0.23    July        12.00   July         5.25
August        37 1/2   August      34 7/8     August      0.76    August      0.27    August       9.80   August       5.50
September     43 15/16 September   17 7/16    September   0.40    September   0.19    September    9.10   September    6.46
October       58 3/16  October     13 1/4     October     0.90    October     0.37    October      9.40
November      84       November     5 3/4     November    1.11    November    0.73    November     7.20
December     170       December     3 9/32    December    1.21    December    0.36    December     6.90



The closing price on October 20, 2004 was $6.10.

                         PEGASUS SOLUTIONS, INC. (PEGS)

         Pegasus Solutions, Inc. provides hotel reservations-related services and technology. Pegasus offers services and products that allow travel agents and individual travelers to access hotel room inventory information and make reservations over the Internet. Pegasus also offers electronic distribution services, commission processing and payment representation services and property management system services. On December 1, 2003, Pegasus completed the acquisition of all of the outstanding securities of Unirez, Inc., a hotel reservations services company, which provides central reservation services that enable distribution of room inventory through global distribution systems and Internet channels.


             Closing               Closing              Closing             Closing            Closing              Closing
  1999        Price       2000      Price       2001     Price      2002      Price     2003     Price      2004      Price
--------     --------  ---------  ---------   --------  -------   --------  --------  -------   --------- --------  ---------
January      21 27/64  January    27          January     11.31   January     17.12   January      9.72   January      10.95
February     25        February   20          February    10.56   February    16.06   February     9.69   February     12.10
March        26 37/64  March      15 13/16    March        8.91   March       18.50   March       11.20   March        11.68
April        31 11/64  April      17 3/4      April        9.90   April       19.37   April       11.90   April        10.70
May          23 1/4    May        13 15/16    May         11.51   May         14.75   May         14.19   May          11.49
June         24 61/64  June       10 7/8      June        11.55   June        17.50   June        16.29   June         13.13
July         22 1/2    July       10 3/16     July         8.90   July        15.94   July        14.90   July         13.04
August       24 5/64   August     19 7/8      August      13.00   August      15.42   August      14.38   August       12.53
September    25        September  19 9/16     September    8.38   September   10.55   September   13.81   September    11.92
October      28 1/2    October    17 1/16     October     10.25   October     10.90   October     10.96
November     34        November    9 29/32    November    13.05   November    11.39   November    11.88
December     40 13/64  December    6 15/16    December    14.20   December    10.03   December    10.47


The closing price on October 20, 2004 was $11.41.



                             QRS CORPORATION (QRSI)

         QRS Corporation is a technology company that markets and develops electronic commerce merchandising products and services that are designed to improve the flow of information and goods and services throughout the retail industry chain. QRS markets products and services in three Groups: Software Applications, Trading Community Management and Global Services. Through its groups, QRS enables companies to collaborate and electronically exchange business documents. QRS also operates a database of product information companies may utilize in their business operations. QRS provides application products that enable companies to manage inventory, logistics and customs management. QRS also collects, analyzes and delivers information that can be used in strategic and tactical decision making.


             Closing               Closing               Closing             Closing             Closing                 Closing
  1999       Price       2000      Price        2001     Price      2002     Price      2003      Price       2004       Price
--------     --------   ---------  ---------   --------  -------   --------  --------  -------   ---------   --------  ---------
January       33 21/64  January    72 1/4      January     12.19   January     13.47   January      5.36     January      9.36
February      33 13/64  February   94 3/8      February     8.88   February    10.07   February     5.74     February     7.60
March         41 45/64  March      75 1/4      March        8.50   March       11.80   March        4.91     March        5.63
April         36 43/64  April      33          April        8.85   April       11.20   April        5.17     April        5.32
May           49 21/64  May        27 1/2      May         11.41   May          9.67   May          4.71     May          5.49
June          52        June       24 9/16     June        16.60   June         7.79   June         5.05     June         6.53
July          54        July       18 3/8      July        14.55   July         7.83   July         7.45     July         6.77
August        48 1/8    August     18 5/16     August      14.03   August       6.36   August       8.55     August       6.29
September     64 1/8    September  15 1/16     September    8.40   September    6.63   September    8.48     September    6.92
October       55 5/8    October     8 7/16     October      9.70   October      4.98   October     10.17
November      58 1/8    November    7 9/32     November    11.82   November     6.75   November    10.19
December     105        December   12 13/16    December    14.10   December     6.60   December     8.12


The closing price on October 20, 2004 was $6.94.

                               RETEK, INC. (RETK)

         Retek, Inc. provides software products for retailers and their trading partners enabling retailers to use the Internet to communicate with the participants that make up the global retail supply chain, which includes suppliers, distributors, wholesalers, brokers, transportation companies, consolidators and manufacturers. Retek software is designed to assist retail organizations in forecasting consumer demand, and enables rapid responses to changes in either supply or demand. Retek markets its products across all sectors of retailing, including fashion, department stores, catalog and consumer direct, specialty retailers, mass merchandise retailers and food, drug and convenience stores.



             Closing               Closing               Closing             Closing             Closing               Closing
  1999        Price       2000      Price        2001     Price      2002     Price      2003     Price        2004     Price
--------     --------   ---------  ---------   --------  -------   --------  --------  -------   ---------   --------  ---------
January       *         January    53 1/8      January     33.44   January     24.15   January      3.24     January      9.67
February      *         February   60 5/8      February    22.19   February    20.02   February     4.35     February     8.36
March         *         March      41 3/16     March       18.81   March       26.25   March        5.77     March        7.56
April         *         April      21 1/2      April       28.89   April       23.60   April        6.25     April        6.98
May           *         May        20 5/8      May         35.01   May         24.39   May          6.53     May          6.51
June          *         June       32          June        47.94   June        24.30   June         6.30     June         6.14
July          *         July       30 3/4      July        32.08   July         6.47   July         7.20     July         4.06
August        *         August     34 7/16     August      27.98   August       4.89   August       7.23     August       3.77
September     *         September  53          September   12.62   September    3.60   September    6.75     September    4.56
October       *         October    39 7/16     October     20.32   October      3.27   October     10.02
November     67 13/16   November   20 7/8      November    28.55   November     4.43   November    10.38
December     75 1/4     December   24 3/8      December    29.87   December     2.72   December     9.28



The closing price on October 20, 2004 was $4.69.



                            VERTICALNET, INC. (VERT)

         Verticalnet, Inc. provides supply management solutions to Global 2000 companies. Verticalnet's applications enable companies and their supply and demand chain partners to communicate, collaborate and conduct commerce more effectively. Verticalnet's products are bundled into four process steps of supply management: Supply Strategy, Supply Selection, Supply Execution and Supply Performance. Verticalnet's professional services and consulting groups also provide customers with project management, architecture and design, custom development services and training.


             Closing               Closing               Closing             Closing             Closing               Closing
  1999        Price       2000      Price        2001     Price      2002     Price      2003     Price        2004      Price
--------     --------   ---------  ---------   --------  -------   --------  --------  -------   ---------   --------  ---------
January        *        January    1191 1/4    January     54.06   January     13.00   January     0.92      January      3.05
February     103 1/8    February   1100        February    31.56   February     8.10   February    0.68      February     2.55
March        259 11/16  March       680        March       20.30   March        7.00   March       0.73      March        1.95
April        283 3/4    April       540        April       19.30   April        4.10   April       0.79      April        1.71
May          200        May         320 5/8    May         21.80   May          3.30   May         1.90      May          1.54
June         262 1/2    June        369 7/8    June        24.90   June         1.60   June        1.56      June         1.56
July         219 11/16  July        477 1/2    July        13.90   July         1.45   July        1.60      July         1.21
August       172 1/2    August      532 1/2    August       9.00   August       1.20   August      1.07      August       1.09
September    185        September   351 1/4    September    3.60   September    0.95   September   1.21      September    1.19
October      280        October     278 29/32  October     13.90   October      1.09   October     1.14
November     438 1/8    November     89 3/8    November    16.00   November     1.47   November    1.26
December     820        December     66 9/16   December    14.00   December     0.79   December    1.18


The closing price on October 20, 2004 was $1.20.

================================================================================





                  [B2B INTERNET HOLDRS(SM) TRUST LOGO OMITTED]




                        1,000,000,000 Depositary Receipts

                         B2B Internet HOLDRS (SM) Trust





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                                October 25, 2004









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